UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2008

US BIODEFENSE, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31431	33-0052057
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (727) 417-7807

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

Effective January 10, 2008, US Biodefense, Inc. (the "Company") experienced a change in control as the result of a series of related transactions.  On that date, Mr. Scott Gallagher purchased 10,000,000 shares of the Company's common stock, 5,000,000 of which were purchased directly by Mr. Gallagher for $150,000 and 5,000,000 of which were purchased by 221 Fund, LLC, an entity controlled by Mr. Gallagher, for $150,000.  As a result of these purchases, Mr. Gallagher acquired the beneficial ownership of 10,000,000 shares of common stock, constituting 95.6% of the Company's common stock.

For these issuances, the Company relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.  The persons who received such unregistered shares were either accredited investors (as that term is defined in Rule 501(a) of Regulation D), or alone or through a purchaser representative had such knowledge and experience in financial and business matters as to be capable of evaluating the risks of the investment, and received information regarding the Company and the acquisition transaction.  All stock certificates bear a restrictive legend stating that the shares have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 10, 2008, the Company executed an Employment Agreement with Scott Gallagher pursuant to which he became the Chairman of the Board and Chief Executive Officer of the Company. Simultaneously, the former Chairman and Chief Executive Officer, David Chin resigned, leaving Mr. Gallagher as the sole remaining director.

Pursuant to the terms of the Employment Agreement, Mr. Gallagher was engaged to serve as Chairman and Chief Executive Officer for a period of two years, subject to earlier termination. Pursuant to the Employment Agreement the Company agreed to pay Mr. Gallagher an annual salary of $100,000 and other benefits of a nature consistent with his position.

In connection with his appointment as Chairman and Chief Executive Officer, Mr. Gallagher has expressed his intent to change the name of the Company to Internet Holdings Corp and change the Company's business model to focus on the Direct Navigation Internet Media space.  Mr. Gallagher has served as Chairman and Chief Executive Officer of FTS Group, Inc. since January 2002.

Item 8.01 OTHER EVENTS

Following his appointment as the Company’s Chief Executive Officer and Director, Mr. Gallagher moved its principal place of business to; 300 State Street East, Suite 226, Oldsmar Florida 34677, and changed the main Company phone number to 727-417-7807.

The foregoing description of the terms and conditions of the Employment Agreement, Stock Purchase Agreement with Scott Gallagher, Stock Purchase Agreement with 221 Fund, LLC and the Resignation Letter from David Chin is qualified in its entirety by, and made subject to, the more complete information set forth in the Employment Agreement, filed as Exhibit 10.1 to the Form 8-K filed January 10, 2008, and incorporated herein by reference, the Stock Purchase Agreement with Scott Gallagher, filed as Exhibit 10.2 to the Form 8-K filed January 10, 2008, and incorporated herein by reference, the Stock Purchase Agreement with 221 Fund, LLC, filed as Exhibit 10.3 to the Form 8-K filed January 10, 2008, and incorporated herein by reference and the Resignation Letter from David Chin, filed as Exhibit 17.1 to the Form 8-K filed January 10, 2008, and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. The Company's actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in its Form 10-KSB and other reports it files with the Securities and Exchange Commission. Although management believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in its expectations, except as required by law.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1	Executive Employment Agreement between the Company and Scott Gallagher, dated January 10, 2008 (filed as Exhibit 10.1 to the Form 8-K filed January 10, 2008, and incorporated herein by reference).
10.2	Stock Purchase Agreement between the Company and Scott Gallagher, dated January 10, 2008 (filed as Exhibit 10.2 to the Form 8-K filed January 10, 2008, and incorporated herein by reference).
10.3	Stock Purchase Agreement between the Company and 221 Fund, LLC, dated January 10, 2008 (filed as Exhibit 10.3 to the Form 8-K filed January 10, 2008, and incorporated herein by reference).
17.1	Resignation Letter between the Company and David Chin, dated January 10, 2008 (filed as Exhibit 17.1 to the Form 8-K filed January 10, 2008, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIODEFENSE, INC.
(Registrant)

Signature	Title	Date

/s/ Scott Gallagher	Chairman and CEO	February 4, 2008
Scott Gallagher